Exhibit 99.1

Blackstone Reports Fourth Quarter and Full Year 2016 Results

New York, January 26, 2017: Blackstone (NYSE:BX) today reported its fourth quarter and full year 2016 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone’s most recent results marked a strong finish to a turbulent year, as fourth quarter earnings nearly doubled versus the prior year period. Full year earnings rose significantly due to greater appreciation across the investment funds as well as strong growth in fee related income. Our robust investment returns attracted best-in-class capital inflows, driving Total Assets Under Management to $367 billion, another record. And we continue to pay substantial distributions to our unitholders, delivering over $8 billion of value in the past three years, which is the highest of any public firm in our industry.”

Blackstone issued a full detailed presentation of its fourth quarter and full year 2016 results, which can be viewed at www.blackstone.com.

Distribution

Blackstone has declared a quarterly distribution of $0.47 per common unit to record holders of common units at the close of business on February 6, 2017. This distribution will be paid on February 13, 2017.

Quarterly Investor Call Details

Blackstone will host a conference call on January 26, 2017 at 11:00 a.m. ET to discuss fourth quarter and full year 2016 results. The conference call can be accessed via the Investors section of Blackstone’s website at www.blackstone.com or by dialing +1 (877) 391-6747 (U.S. domestic) or +1 (617) 597-9291 (international), pass code 149 943 55#. For those unable to listen to the live broadcast, a replay will be available on www.blackstone.com or by dialing +1 (888) 286-8010 (U.S. domestic) or +1 (617) 801-6888 (international), pass code 453 218 99#.

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our asset management businesses, with over $360 billion in assets under management, include investment vehicles focused on private equity, real estate, public debt and equity, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

The Blackstone Group L.P.

345 Park Avenue

New York, New York 10154

T 212 583 5000

Forward-Looking Statements

This release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things, Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This release does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Joan Solotar Blackstone Tel: +1 (212) 583-5068 solotar@blackstone.com	Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 Christine.Anderson@blackstone.com

2

Blackstone’s Fourth Quarter and Full Year 2016 Earnings January 26, 2017

Blackstone

Blackstone’s
Fourth
Quarter
and
Full
Year
2016
GAAP
Results
GAAP
Net
Income
was
$770
million
for
the
quarter,
and
$2.2
billion
for
the
year.
GAAP
Net
Income
Attributable
to
The
Blackstone
Group
L.P.
was
$368
million
for
the
quarter
and
$1.0
billion
for
the
year.
n/m = not meaningful.
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
4Q'15
4Q'16
vs. 4Q'15
FY'15
FY'16
vs. FY'15
Revenues
Management and Advisory Fees, Net
648,009
$
630,092
$
(3)%
2,542,505
$
2,442,975
$
(4)%
Performance Fees
Realized Carried Interest
625,024
416,197
(33)%
3,205,290
1,474,830
(54)%
Realized Incentive Fees
82,463
82,382
(0)%
193,238
170,537
(12)%
Unrealized Carried Interest
(471,164)
239,224
n/m
(1,595,174)
481,304
n/m
Unrealized Incentive Fees
(42,962)
3,760
n/m
(6,688)
49,660
n/m
Total Performance Fees
193,361
741,563
284%
1,796,666
2,176,331
21%
Investment Income (Loss)
Realized
109,466
106,350
(3)%
555,171
278,737
(50)%
Unrealized
(88,505)
9,967
n/m
(350,529)
77,314
n/m
Total Investment Income
20,961
116,317
455%
204,642
356,051
74%
Interest and Dividend Revenue
24,828
28,544
15%
94,957
95,724
1%
Other
10,260
52,853
415%
7,782
54,753
604%
Total Revenues
897,419
1,569,369
75%
4,646,552
5,125,834
10%
Expenses
Compensation and Benefits
Compensation
299,958
304,347
1%
1,726,191
1,335,408
(23)%
Performance Fee Compensation
Realized Carried Interest
165,722
141,443
(15)%
793,801
455,954
(43)%
Realized Incentive Fees
36,819
33,286
(10)%
85,945
78,096
(9)%
Unrealized Carried Interest
(107,820)
137,591
n/m
(312,696)
312,838
n/m
Unrealized Incentive Fees
(18,940)
1,489
n/m
(2,490)
21,134
n/m
Total Compensation and Benefits
375,739
618,156
65%
2,290,751
2,203,430
(4)%
General, Administrative and Other
139,607
141,954
2%
576,103
520,309
(10)%
Interest Expense
38,878
41,142
6%
144,522
152,654
6%
Fund Expenses
2,654
23,232
775%
79,499
52,181
(34)%
Total Expenses
556,878
824,484
48%
3,090,875
2,928,574
(5)%
Other Income
Reversal of Tax Receivable Agreement Liability
82,707
-
(100)%
82,707
-
(100)%
Net Gains from Fund Investment Activities
17,661
73,510
316%
176,364
184,750
5%
Income Before Provision for Taxes
440,909
$
818,395
$
86%
1,814,748
$
2,382,010
$
31%
Provision for Taxes
46,230
48,087
4%
190,398
132,362
(30)%
Net Income
394,679
$
770,308
$
95%
1,624,350
$
2,249,648
$
38%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities
2,358
1,663
(29)%
11,145
3,977
(64)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
40,717
58,684
44%
219,900
246,152
12%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
150,734
342,010
127%
683,516
960,284
40%
Net Income Attributable to The Blackstone Group L.P. ("BX")
200,870
$
367,951
$
83%
709,789
$
1,039,235
$
46%
Net Income per Common Unit, Basic
0.31
$
0.56
$
81%
1.12
$
1.60
$
43%
Net Income per Common Unit, Diluted
0.23
$
0.55
$
139%
1.04
$
1.56
$
50%

Blackstone

Blackstone’s Fourth Quarter and Full Year 2016 Highlights
Economic
Net
Income
(“ENI”)
was
$812
million
($0.68/unit)
in
the
quarter,
up
86%
year-over-year,
on
$1.6
billion
of
Total
Segment
Revenues.
•
ENI
was
$2.4
billion
($2.00/unit)
for
the
year
on
$5.1
billion
of
Total
Segment
Revenues.
Distributable
Earnings
(“DE”)
was
$692
million
($0.55/unit)
in
the
quarter,
on
$500
million
of
Realized
Performance
Fees.
•
DE
was
$2.2
billion
($1.78/unit)
for
the
year
on
$1.6
billion
of
Realized
Performance
Fees.
Fee
Related
Earnings
(“FRE”)
was
$328
million
in
the
fourth
quarter,
on
$689
million
of
Fee
Revenues.
•
FRE
was
$1.0
billion
for
the
year,
up
7%
year-over-year,
on
$2.5
billion
of
Fee
Revenues,
despite
the
spin-off
of
Blackstone’s
Advisory
businesses
completed
in
October
2015.
Total
Assets
Under
Management
(“AUM”)
reached
a
record
$366.6
billion
through
a
combination
of
strong
fundraising
and
organic
expansion.
•
Gross
inflows
were
$16.7
billion
in
the
quarter,
bringing
full
year
inflows
to
$69.7
billion.
•
Total
AUM
increased
9%
year-over-year
and
Fee-Earning
AUM
was
up
13%
to
$277.1
billion.
Capital
deployed
of
$8.0
billion
in
the
quarter
and
$23.1
billion
in
the
year
was
achieved
by
leveraging
Blackstone’s
diverse
platform
to
find
opportunities
globally.
Blackstone
declared
a
fourth
quarter
distribution
of
$0.47
per
common
unit
payable
on
February
13,
2017,
bringing
the
full
year
distribution
to
$1.52
per
common
unit.

Blackstone

Blackstone’s Fourth Quarter and Full Year 2016 Segment Earnings
The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of The
Blackstone Group L.P.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
4Q'15
4Q'16
vs. 4Q'15
FY'15
FY'16
vs. FY'15
Fee Revenues
659,931
$
688,731
$
4%
2,573,405
$
2,517,705
$
(2)%
Performance Fees
194,026
741,903
282%
1,798,077
2,177,986
21%
Investment Income (Loss)
(11,435)
99,282
n/m
52,849
220,290
317%
Interest Income and Dividend Revenue
34,665
42,488
23%
131,601
145,883
11%
Total Revenues
877,187
1,572,404
79%
4,555,932
5,061,864
11%
Total Expenses
471,345
727,544
54%
2,378,136
2,580,580
9%
Taxes
(29,849)
33,250
n/m
27,527
92,263
235%
Economic Net Income
435,691
$
811,610
$
86%
2,150,269
$
2,389,021
$
11%
ENI per Unit
0.37
$
0.68
$
84%
1.82
$
2.00
$
10%
Fee Related Earnings
310,879
$
328,026
$
6%
935,611
$
1,002,653
$
7%
Distributable Earnings
878,027
$
691,833
$
(21)%
3,843,688
$
2,176,287
$
(43)%
DE per Common Unit
0.72
$
0.55
$
(24)%
3.23
$
1.78
$
(45)%
Total AUM
336,384,575
$
366,553,465
$
9%
336,384,575
$
366,553,465
$
9%
Fee-Earning AUM
246,146,372
$
277,092,672
$
13%
246,146,372
$
277,092,672
$
13%

Blackstone

Private Equity
10.7%
FY’16 Increase in Corporate
Private Equity Carrying Value
$14.2
billion
FY’16 Realizations
$100.2
billion
Total AUM up 6% YoY
Corporate
Private
Equity
carrying
value
increased
4.5%
in
the
quarter,
driven
by
appreciation
in
the
private
investment
portfolio,
and
increased
10.7%
for
the
year.
Realizations
of
$3.8
billion
in
the
quarter
were
driven
mainly
by
public
and
strategic
sales
across
the
segment,
bringing
full
year
realizations
to
$14.2
billion.
Invested
or
committed
$4.7
billion
during
the
quarter
and
$11.1
billion
for
the
year
across
the
segment.
Inflows
of
$3.2
billion
in
the
quarter
included
closings
for
Tactical
Opportunities,
the
core
private
equity
fund
and
Strategic
Partners
bringing
full
year
inflows
to
$16.9
billion.
Total
AUM
increased
6%
year-over-year
to
$100.2
billion,
driven
by
fundraising
across
all
strategies
within
the
segment,
which
more
than
offset
significant
realization
activity.
Fee-Earning
AUM
increased
34%
year-over-year
due
to
the
commencement
of
investment
periods
of
various
flagship
funds
across
the
segment.
% Change
% Change
(Dollars in Thousands)
4Q'15
4Q'16
vs. 4Q'15
FY'15
FY'16
vs. FY'15
Fee Revenues
157,183
$
176,662
$
12%
518,553
$
581,655
$
12%
Performance Fees
161,061
252,794
57%
757,032
670,049
(11)%
Investment Income
32,823
23,938
(27)%
73,311
68,534
(7)%
Interest Income and Dividend Revenue
9,812
11,746
20%
33,218
40,271
21%
Total Revenues
360,879
465,140
29%
1,382,114
1,360,509
(2)%
Compensation
70,651
73,154
4%
280,248
310,457
11%
Performance Fee Compensation
73,365
116,659
59%
246,750
274,819
11%
Other Operating Expenses
53,900
52,465
(3)%
199,158
196,433
(1)%
Total Expenses
197,916
242,278
22%
726,156
781,709
8%
Economic Income
162,963
$
222,862
$
37%
655,958
$
578,800
$
(12)%
Total AUM
94,280,074
$
100,192,950
$
6%
94,280,074
$
100,192,950
$
6%
Fee-Earning AUM
51,451,196
$
69,113,409
$
34%
51,451,196
$
69,113,409
$
34%

Blackstone

Real Estate
11.1%
FY’16 Increase in Opportunistic
Funds’ Carrying Value
$102.0
billion
Total AUM up 9% YoY
$17.6
billion
FY’16 Realizations
Scale
and
reach
of
global
platform
resulted
in
$17.6
billion
of
realizations,
$12.6
billion
capital
invested
or
committed
and
$15.2
billion
capital
raised
in
2016.
Opportunistic
funds’
carrying
value
was
up
4.6%
during
the
quarter
and
11.1%
for
the
full
year;
core+
funds’
carrying
value
was
up
2.0%
in
the
quarter
and
10.9%
for
the
year.
Realizations
of
$3.5
billion
in
the
quarter,
driven
by
the
public
stock
sales
of
Hilton
and
Hudson
Pacific
Properties.
•
Additionally,
more
than
$5.0
billion
of
realizations
closed
or
under
contract
and
expected
to
close
in
early
2017.
Invested
or
committed
$5.3
billion
in
the
quarter,
including
the
closing
of
several
large
U.S.
core+
acquisitions.
Inflows
of
$2.3
billion
in
the
quarter
across
the
platform
include
$904
million
in
core+
funds,
$754
million
in
BREDS
funds,
and
a
closing
for
the
fifth
European
opportunistic
fund
of
$379
million.
Total
AUM
up
9%
and
Fee-Earning
AUM
up
7%
year-over-year
to
$102.0
billion
and
$72.0
billion,
respectively.
•
Total
AUM
is
up
28%
in
the
past
three
years
despite
$58.4
billion
of
realizations.
% Change
% Change
(Dollars in Thousands)
4Q'15
4Q'16
vs. 4Q'15
FY'15
FY'16
vs. FY'15
Fee Revenues
248,252
$
235,932
$
(5)%
750,890
$
899,686
$
20%
Performance Fees
127,734
358,319
181%
992,146
1,121,639
13%
Investment Income (Loss)
(27,341)
59,749
n/m
3,693
121,593
n/m
Interest Income and Dividend Revenue
12,677
15,508
22%
43,990
54,240
23%
Total Revenues
361,322
669,508
85%
1,790,719
2,197,158
23%
Compensation
94,808
82,000
(14)%
358,381
385,352
8%
Performance Fee Compensation
50,751
136,304
169%
305,185
406,354
33%
Other Operating Expenses
53,636
55,756
4%
179,175
203,962
14%
Total Expenses
199,195
274,060
38%
842,741
995,668
18%
Economic Income
162,127
$
395,448
$
144%
947,978
$
1,201,490
$
27%
Total AUM
93,917,824
$
101,963,652
$
9%
93,917,824
$
101,963,652
$
9%
Fee-Earning AUM
67,345,357
$
72,030,054
$
7%
67,345,357
$
72,030,054
$
7%

Blackstone

Hedge Fund Solutions
3.5%
FY’16 BPS Composite Gross Return
The BPS Composite gross return is based on the BAAM Principal Solutions (“BPS”) Composite, which does not include BAAM's individual investor solutions (liquid alternatives), long-biased commodities, ventures (seeding and minority interests), strategic opportunities (co-invests), Senfina
(direct trading) and advisory (non-discretionary) platforms, except for investments by BPS funds directly into those platforms.
BAAM-managed funds in liquidation are also excluded. The
funds/accounts that comprise the BPS Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BAAM would have made the same mix of investments in a stand-alone fund/account. The BPS Composite is not an investible product and, as such, the performance of the Composite does not represent the performance of an actual fund or account. On a net of fees basis, the BPS Composite was 2.1% for 4Q’16,
2.7% for FY’16, and 6.1% for the nine months ended December 31, 2016. The BPS Composite return for the six months ended December
31, 2016 was 5.3% gross, 4.9% net.
The
BPS
Composite
gross
return
was
2.3%
in
the
fourth
quarter,
and
3.5%
for
the
year,
including
6.7%
in
the
last
nine
months,
demonstrating
a
strong
recovery
from
challenging
market
conditions
in
the
first
quarter.
Total
AUM
inflows
of
$3.2
billion
during
the
quarter
and
$10.8
billion
for
the
year,
driven
by
customized
solutions,
commingled
products
and
individual
investor
and
specialized
solutions.
•
Despite
challenging
market
conditions
for
hedge
funds,
continued
investor
confidence
in
BAAM’s
ability
to
identify
strategic
opportunities
while
managing
risk
led
to
positive
Net
Inflows
for
the
year.
•
January
1
subscriptions
of
$675
million
are
not
yet
included
in
AUM.
Total
AUM
reached
$71.1
billion
in
the
quarter,
driven
by
continued
platform
diversification
and
growth
in
customized
strategies.
$10.8
billion
FY’16
Total AUM
Inflows
$71.1
billion
Total AUM up 3% YoY
% Change
% Change
(Dollars in Thousands)
4Q'15
4Q'16
vs. 4Q'15
FY'15
FY'16
vs. FY'15
Fee Revenues
132,994
$
140,237
$
5%
525,074
$
530,954
$
1%
Performance Fees
(4,271)
25,573
n/m
62,134
43,466
(30)%
Investment Income (Loss)
(1,680)
5,424
n/m
(14,176)
8,238
n/m
Interest Income and Dividend Revenue
5,219
7,890
51%
17,274
23,083
34%
Total Revenues
132,262
179,124
35%
590,306
605,741
3%
Compensation
33,131
39,509
19%
179,484
185,320
3%
Performance Fee Compensation
(119)
9,665
n/m
25,066
19,870
(21)%
Other Operating Expenses
24,220
27,840
15%
90,072
108,636
21%
Total Expenses
57,232
77,014
35%
294,622
313,826
7%
Economic Income
75,030
$
102,110
$
36%
295,684
$
291,915
$
(1)%
Total AUM
69,105,425
$
71,119,718
$
3%
69,105,425
$
71,119,718
$
3%
Fee-Earning AUM
65,665,439
$
66,987,553
$
2%
65,665,439
$
66,987,553
$
2%

Blackstone

Credit
Performing Credit Strategies include mezzanine lending funds, Business Development Companies (“BDCs”) and other performing credit strategy funds. Distressed Strategies include hedge fund strategies, rescue lending funds and distressed energy strategies. The composite gross returns represent a weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end for each strategy. Composite gross returns exclude the Blackstone Funds that were contributed to GSO
as part of Blackstone’s acquisition of GSO
in March 2008. Performing Credit Strategies’ net returns were 3.4% and 16.7% for 4Q’16 and FY'16. Distressed Strategies’ net returns were 5.4% and 13.3% for 4Q’16 and FY'16.
The breakdown of Total AUM for 4Q’16
is as follows: Distressed Strategies $22.7 billion (33% Incentive Fee, 67% Carried Interest), Performing Credit Strategies $36.8 billion (49% Incentive Fee, 51% Carried Interest), and Long Only $33.8 billion. The breakdown of Fee-Earning AUM for 4Q’16
is as follows: Distressed Strategies $13.1 billion (51% Incentive Fee, 49% Carried Interest), Performing Credit Strategies $22.7 billion (80% Incentive Fee, 20% Carried Interest), and Long Only $33.2 billion.
$23.0
billion
FY’16
Total AUM
Inflows
$93.3
billion
Total AUM up 18% YoY
FY’16 Composite Gross Returns
Performing Credit
22.6%
Distressed
17.5%
Strong
performance
across
strategies
during
the
year,
resulting
in
gross
returns
of
22.6%
in
Performing
Credit
and
17.5%
in
Distressed
Strategies.
•
Gross
composite
returns
for
the
quarter
were
up
4.7%
and
6.4%
for
Performing
Credit
and
Distressed
Strategies,
respectively.
•
Performance
was
driven
by
appreciation
of
energy
investments
and
distressed
debt
positions
across
funds.
Total
AUM
reached
a
record
$93.3
billion,
up
18%
year-over-year,
driven
by
capital
raised
across
strategies.
•
Launched
five
CLOs
during
the
quarter
which
totaled
$2.6
billion,
ending
the
year
with
nine
new
CLOs
totaling
$4.8
billion
of
AUM.
•
The
SPDR
Blackstone
/
GSO
Senior
Loan
ETF
crossed
the
$1.0
billion
mark
with
$219
million
of
capital
added
in
the
fourth
quarter.
•
Raised
$2.9
billion
in
the
quarter
for
a
co-investment
fund
designed
to
invest
in
parallel
with
the
newest
mezzanine
fund.
Invested
or
committed
$3.1
billion
during
the
quarter
and
$5.7
billion
for
the
year
across
the
segment.
% Change
% Change
(Dollars in Thousands)
4Q'15
4Q'16
vs. 4Q'15
FY'15
FY'16
vs. FY'15
Fee Revenues
121,502
$
135,900
$
12%
482,459
$
505,410
$
5%
Performance Fees
(90,498)
105,217
n/m
(13,235)
342,832
n/m
Investment Income (Loss)
(15,237)
10,171
n/m
(9,072)
21,925
n/m
Interest Income and Dividend Revenue
6,957
7,344
6%
24,599
28,289
15%
Total Revenues
22,724
258,632
n/m
484,751
898,456
85%
Compensation
41,864
46,400
11%
190,189
202,087
6%
Performance Fee Compensation
(48,215)
51,181
n/m
(12,441)
166,979
n/m
Other Operating Expenses
23,353
36,611
57%
93,626
120,311
29%
Total Expenses
17,002
134,192
689%
271,374
489,377
80%
Economic Income
5,722
$
124,440
$
n/m
213,377
$
409,079
$
92%
Total AUM
79,081,252
$
93,277,145
$
18%
79,081,252
$
93,277,145
$
18%
Fee-Earning AUM
61,684,380
$
68,961,656
$
12%
61,684,380
$
68,961,656
$
12%

Blackstone

$72.9
$79.1
$93.3
$63.6
$69.1
$71.1
$80.9
$93.9
$102.0
$73.1
$94.3
$100.2
4Q'14
4Q'15
4Q'16
Fee-Earning AUM by Segment
(Dollars in Billions)
Total AUM by Segment
(Dollars in Billions)
$290.4
Private Equity
Real Estate
Hedge Fund Solutions
Credit
Assets Under Management
$58.8
$61.7
$69.0
$61.4
$65.7
$67.0
$52.6
$67.3
$72.0
$43.9
$51.5
$69.1
4Q'14
4Q'15
4Q'16
$336.4
$366.6
$216.7
$246.1
$277.1
Total AUM increased 9% year-over-year to $366.6 billion driven by $69.7 billion of gross inflows.
•
Each segment experienced growth despite $57.7 billion of capital returned to investors during the year.
Fee-Earning AUM of $277.1 billion was up 13% year-over-year as $68.3 billion of gross inflows significantly outpaced $42.3 billion of realizations and outflows.

Blackstone

$16.6
$2.0
$11.7
$13.5
$149.6
$143.8
$149.8
$12.9
$25.8
$25.3
$42.5
$80.0
$97.2
4Q'14
4Q'15
4Q'16
$43.6
$32.1
$4.3
$21.3
Additional Capital Detail
Undrawn
capital
(“Total
Dry
Powder”)
was
$101.3
billion,
up
27%
year-over-year,
driven
by
recent
fundraises
for
the
latest
global
private
equity
fund
and
the
latest
European
opportunistic
real
estate
fund.
•
77%
of
Total
Dry
Powder
was
raised
in
2015
and
2016.
Performance
Fee
Eligible
AUM
reached
$272.3
billion
at
quarter
end,
up
9%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
Uninvested
Not Currently
Earning
Performance
Fees
Currently
Earning
Performance
Fees
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$101 billion 4Q’16
Total Dry Powder
$272 billion Performance
Fee Eligible AUM
$44 billion Not Currently
Earning Management Fees
$249.6
$272.3
$205.1
Credit
Hedge Fund
Solutions
Real Estate
Private Equity
$43.7

Blackstone

4Q'14
4Q'15
4Q'16
At
December
31,
2016,
Blackstone
had
$4.6
billion
in
total
cash,
cash
equivalents,
and
corporate
treasury
investments
and
$10.3
billion
of
cash
and
net
investments,
or
$8. 61
per
unit.
Blackstone
has
no
net
debt,
a
$1.5
billion
undrawn
credit
revolver
and
maintained
A+/A+
ratings.
•
On
October
5,
2016,
Blackstone
issued
€600
million
of
10-year
notes
at
a
1%
coupon.
Deconsolidated Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone Funds. Investments include Blackstone investments in Private Equity, Real Estate, Hedge Fund
Solutions, and Credit, which were $758 million, $1.0 billion, $128 million, and $272 million, respectively, as of December 31, 2016, $860 million, $972 million, $125 million, and
$213
million, respectively, as of December 31, 2015 and $994 million, $1.3 billion, $126 million, and $247 million, respectively, as of December 31, 2014. Total Net Value per unit amounts are calculated using period end DE Units Outstanding.
A+/A+
Rated by S&P and Fitch
$1.5 billion
Undrawn Credit Revolver with
August 2021 Maturity
$4.6 billion
Total Cash and
Corporate Treasury
$8.61
$8.01
$9.05
Cash and Net Investments
(Per Unit)
(Dollars in Millions)
4Q’16
Cash and Cash Equivalents
$
1,837
Corporate Treasury
Investments
2,792
GP/Fund Investments
2,161
Net Accrued Performance
Fees
3,470
Cash
and Net Investments
$
10,260
Outstanding
Bonds (at par)
$
3,432

Blackstone

$1,060
$1,159
$888
$488
$1,218
$134
2014
2015
2016
$2,612
$2,186
$1,986
$1,657
$931
$1,268
4Q'14
4Q'15
4Q'16
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$2,521
$1,113
$1,787
Net Accrued Performance Fees
(Dollars in Millions)
$3,251
$3,470
$4,552
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.5
billion
Net Accrued Performance Fees
at 4Q’16
7%
YoY
Growth in
Net Accrued
Performance Fees
$2.91
per unit
Net Accrued Performance Fees
at 4Q’16
Net Accrued Performance Fees per unit is calculated using period end DE Units Outstanding (see page 31, Unit Rollforward).
Net
Accrued
Performance
Fees
were
$3.5
billion
($2.91/unit),
up
7%
year-over-year,
despite
realizing
Net
Performance
Fees
of
$1.1
billion
during
the
year.

Appendix

Blackstone

Total Segments
(Dollars in Thousands)
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
FY'15
FY'16
Revenues
Management and Advisory Fees, Net
Base Management Fees
599,407
$
586,703
$
593,996
$
593,509
$
623,571
$
2,196,583
$
2,397,779
$
Advisory Fees
742
481
1,277
1,106
343
308,131
3,207
Transaction and Other Fees, Net
72,481
46,118
32,343
27,915
35,275
153,685
141,651
Management Fee Offsets
(22,939)
(20,101)
(15,396)
(20,850)
(23,297)
(93,494)
(79,644)
Total Management and Advisory Fees, Net
649,691
613,201
612,220
601,680
635,892
2,564,905
2,462,993
Performance Fees
Realized Carried Interest
625,610
230,909
323,734
504,022
416,250
3,205,876
1,474,915
Realized Incentive Fees
82,472
28,450
29,363
30,295
83,993
194,746
172,101
Unrealized Carried Interest
(471,222)
47,606
88,268
106,157
239,210
(1,595,296)
481,241
Unrealized Incentive Fees
(42,834)
7,100
8,007
32,172
2,450
(7,249)
49,729
Total Performance Fees
194,026
314,065
449,372
672,646
741,903
1,798,077
2,177,986
Investment Income (Loss)
Realized
86,993
(10,101)
53,670
60,634
95,666
418,808
199,869
Unrealized
(98,428)
(16,549)
6,101
27,253
3,616
(365,959)
20,421
Total Investment Income (Loss)
(11,435)
(26,650)
59,771
87,887
99,282
52,849
220,290
Interest Income and Dividend Revenue
34,665
35,081
35,233
33,081
42,488
131,601
145,883
Other
10,240
(6,248)
8,546
(425)
52,839
8,500
54,712
Total Revenues
877,187
929,449
1,165,142
1,394,869
1,572,404
4,555,932
5,061,864
Expenses
Compensation
240,454
287,403
286,155
268,595
241,063
1,189,219
1,083,216
Performance Fee Compensation
Realized Carried Interest
165,721
58,503
87,581
168,427
141,443
793,800
455,954
Realized Incentive Fees
36,821
14,123
15,251
15,436
33,286
85,946
78,096
Unrealized Carried Interest
(107,820)
30,001
75,202
70,044
137,591
(312,696)
312,838
Unrealized Incentive Fees
(18,940)
3,448
2,689
13,508
1,489
(2,490)
21,134
Total Compensation and Benefits
316,236
393,478
466,878
536,010
554,872
1,753,779
1,951,238
Other Operating Expenses
155,109
148,526
157,254
150,890
172,672
624,357
629,342
Total Expenses
471,345
542,004
624,132
686,900
727,544
2,378,136
2,580,580
Economic Income
405,842
$
387,445
$
541,010
$
707,969
$
844,860
$
2,177,796
$
2,481,284
$
Economic Net Income
435,691
$
370,651
$
519,776
$
686,984
$
811,610
$
2,150,269
$
2,389,021
$
Fee Related Earnings
310,879
$
219,456
$
226,136
$
229,035
$
328,026
$
935,611
$
1,002,653
$
Distributable Earnings
878,027
$
387,967
$
503,459
$
593,028
$
691,833
$
3,843,688
$
2,176,287
$
Total Assets Under Management
336,384,575
$
343,705,462
$
356,281,669
$
361,040,173
$
366,553,465
$
336,384,575
$
366,553,465
$
Fee-Earning Assets Under Management
246,146,372
$
244,452,764
$
266,006,713
$
267,757,727
$
277,092,672
$
246,146,372
$
277,092,672
$
Weighted Average Fee-Earning AUM
242,942,380
$
244,891,488
$
259,476,010
$
268,503,412
$
274,475,842
$
240,378,333
$
264,986,623
$
LP Capital Invested
14,779,702
$
6,515,571
$
3,795,171
$
4,127,005
$
7,770,798
$
30,505,046
$
22,208,545
$
Total Capital Invested
15,747,511
$
6,693,375
$
4,049,774
$
4,301,164
$
8,017,721
$
32,355,310
$
23,062,034
$

Blackstone

Private Equity
(Dollars in Thousands)
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
FY'15
FY'16
Revenues
Management Fees, Net
Base Management Fees
143,887
$
130,648
$
131,477
$
131,708
$
160,301
$
502,640
$
554,134
$
Advisory Fees
742
481
1,277
1,106
343
10,561
3,207
Transaction and Other Fees, Net
18,382
8,439
9,812
11,786
8,629
36,258
38,666
Management Fee Offsets
(10,521)
(6,848)
(4,195)
(12,917)
(10,850)
(36,760)
(34,810)
Total Management and Advisory Fees, Net
152,490
132,720
138,371
131,683
158,423
512,699
561,197
Performance Fees
Realized Carried Interest
330,902
30,282
57,056
26,398
131,532
1,474,987
245,268
Unrealized Carried Interest
(169,841)
73,875
85,047
144,597
121,262
(717,955)
424,781
Total Performance Fees
161,061
104,157
142,103
170,995
252,794
757,032
670,049
Investment Income (Loss)
Realized
47,658
(15,357)
22,926
15,469
50,339
189,649
73,377
Unrealized
(14,835)
15,440
(2,766)
8,884
(26,401)
(116,338)
(4,843)
Total Investment Income
32,823
83
20,160
24,353
23,938
73,311
68,534
Interest Income and Dividend Revenue
9,812
9,849
9,516
9,160
11,746
33,218
40,271
Other
4,693
(1,587)
3,395
411
18,239
5,854
20,458
Total Revenues
360,879
245,222
313,545
336,602
465,140
1,382,114
1,360,509
Expenses
Compensation
70,651
80,274
83,140
73,889
73,154
280,248
310,457
Performance Fee Compensation
Realized Carried Interest
94,635
15,427
30,946
13,741
50,768
256,922
110,882
Unrealized Carried Interest
(21,270)
9,296
19,450
69,300
65,891
(10,172)
163,937
Total Compensation and Benefits
144,016
104,997
133,536
156,930
189,813
526,998
585,276
Other Operating Expenses
53,900
48,063
48,371
47,534
52,465
199,158
196,433
Total Expenses
197,916
153,060
181,907
204,464
242,278
726,156
781,709
Economic Income
162,963
$
92,162
$
131,638
$
132,138
$
222,862
$
655,958
$
578,800
$
Total Assets Under Management
94,280,074
$
95,466,227
$
99,685,655
$
99,722,322
$
100,192,950
$
94,280,074
$
100,192,950
$
Fee-Earning Assets Under Management
51,451,196
$
50,228,312
$
69,467,174
$
69,347,910
$
69,113,409
$
51,451,196
$
69,113,409
$
Weighted Average Fee-Earning AUM
51,185,170
$
51,240,819
$
63,083,579
$
69,546,251
$
69,616,781
$
51,008,387
$
66,124,199
$
LP Capital Invested
4,508,023
$
1,865,698
$
1,538,436
$
1,683,747
$
2,355,726
$
10,219,178
$
7,443,607
$
Total Capital Invested
5,270,078
$
1,974,391
$
1,637,601
$
1,804,304
$
2,495,215
$
11,415,471
$
7,911,511
$

Blackstone

Real Estate
(Dollars in Thousands)
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
FY'15
FY'16
Revenues
Management Fees, Net
Base Management Fees
199,774
$
199,907
$
201,004
$
197,629
$
196,621
$
668,575
$
795,161
$
Transaction and Other Fees, Net
52,461
35,794
21,112
14,190
24,228
110,577
95,324
Management Fee Offsets
(6,399)
(3,595)
(1,219)
(842)
(1,666)
(26,840)
(7,322)
Total Management Fees, Net
245,836
232,106
220,897
210,977
219,183
752,312
883,163
Performance Fees
Realized Carried Interest
290,450
200,627
266,382
461,980
274,495
1,634,733
1,203,484
Realized Incentive Fees
11,331
4,069
6,099
3,857
15,600
17,153
29,625
Unrealized Carried Interest
(182,061)
(11,522)
(84,875)
(113,449)
58,849
(680,542)
(150,997)
Unrealized Incentive Fees
8,014
9,765
5,942
14,445
9,375
20,802
39,527
Total Performance Fees
127,734
202,939
193,548
366,833
358,319
992,146
1,121,639
Investment Income (Loss)
Realized
38,985
12,975
19,929
46,704
43,104
235,582
122,712
Unrealized
(66,326)
(2,137)
(8,902)
(6,725)
16,645
(231,889)
(1,119)
Total Investment Income (Loss)
(27,341)
10,838
11,027
39,979
59,749
3,693
121,593
Interest Income and Dividend Revenue
12,677
13,188
13,084
12,460
15,508
43,990
54,240
Other
2,416
(1,909)
2,231
(548)
16,749
(1,422)
16,523
Total Revenues
361,322
457,162
440,787
629,701
669,508
1,790,719
2,197,158
Expenses
Compensation
94,808
100,578
102,888
99,886
82,000
358,381
385,352
Performance Fee Compensation
Realized Carried Interest
68,827
43,076
56,441
147,419
85,686
484,037
332,622
Realized Incentive Fees
5,813
2,133
3,300
1,764
4,888
8,678
12,085
Unrealized Carried Interest
(24,686)
27,703
14,257
(38,972)
41,787
(196,347)
44,775
Unrealized Incentive Fees
797
4,158
2,542
6,229
3,943
8,817
16,872
Total Compensation and Benefits
145,559
177,648
179,428
216,326
218,304
663,566
791,706
Other Operating Expenses
53,636
48,097
52,201
47,908
55,756
179,175
203,962
Total Expenses
199,195
225,745
231,629
264,234
274,060
842,741
995,668
Economic Income
162,127
$
231,417
$
209,158
$
365,467
$
395,448
$
947,978
$
1,201,490
$
Total Assets Under Management
93,917,824
$
101,107,528
$
103,197,060
$
101,876,562
$
101,963,652
$
93,917,824
$
101,963,652
$
Fee-Earning Assets Under Management
67,345,357
$
67,298,439
$
66,744,550
$
65,785,083
$
72,030,054
$
67,345,357
$
72,030,054
$
Weighted Average Fee-Earning AUM
65,356,567
$
66,943,268
$
67,215,301
$
66,708,328
$
68,688,082
$
63,722,064
$
67,503,830
$
LP Capital Invested
7,733,638
$
3,747,181
$
1,524,415
$
1,719,764
$
3,978,386
$
16,259,362
$
10,969,746
$
Total Capital Invested
7,835,881
$
3,820,460
$
1,557,192
$
1,749,778
$
4,048,827
$
16,603,472
$
11,176,257
$

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
FY'15
FY'16
Revenues
Management Fees, Net
Base Management Fees
129,941
$
130,158
$
130,123
$
130,305
$
131,150
$
524,386
$
521,736
$
Transaction and Other Fees, Net
73
543
(5)
116
407
317
1,061
Management Fee Offsets
1,566
-
-
-
-
171
-
Total Management Fees, Net
131,580
130,701
130,118
130,421
131,557
524,874
522,797
Performance Fees
Realized Incentive Fees
37,983
2,684
(251)
4,572
35,172
68,197
42,177
Unrealized Carried Interest
(599)
32
801
(84)
(245)
2,021
504
Unrealized Incentive Fees
(41,655)
(2,935)
1,036
12,038
(9,354)
(8,084)
785
Total Performance Fees
(4,271)
(219)
1,586
16,526
25,573
62,134
43,466
Investment Income (Loss)
Realized
(141)
(4,745)
(515)
(1,211)
(753)
(12,741)
(7,224)
Unrealized
(1,539)
(12,291)
9,357
12,219
6,177
(1,435)
15,462
Total Investment Income (Loss)
(1,680)
(17,036)
8,842
11,008
5,424
(14,176)
8,238
Interest Income and Dividend Revenue
5,219
5,296
5,205
4,692
7,890
17,274
23,083
Other
1,414
(1,388)
1,125
(260)
8,680
200
8,157
Total Revenues
132,262
117,354
146,876
162,387
179,124
590,306
605,741
Expenses
Compensation
33,131
54,169
44,436
47,206
39,509
179,484
185,320
Performance Fee Compensation
Realized Incentive Fees
15,410
1,863
1,325
2,902
13,307
27,155
19,397
Unrealized Carried Interest
(213)
-
238
35
(92)
823
181
Unrealized Incentive Fees
(15,316)
(1,195)
480
4,557
(3,550)
(2,912)
292
Total Compensation and Benefits
33,012
54,837
46,479
54,700
49,174
204,550
205,190
Other Operating Expenses
24,220
26,146
27,218
27,432
27,840
90,072
108,636
Total Expenses
57,232
80,983
73,697
82,132
77,014
294,622
313,826
Economic Income
75,030
$
36,371
$
73,179
$
80,255
$
102,110
$
295,684
$
291,915
$
Total Assets Under Management
69,105,425
$
68,475,416
$
68,649,878
$
70,113,508
$
71,119,718
$
69,105,425
$
71,119,718
$
Fee-Earning Assets Under Management
65,665,439
$
64,831,253
$
64,973,999
$
66,434,971
$
66,987,553
$
65,665,439
$
66,987,553
$
Weighted Average Fee-Earning AUM
65,802,335
$
65,123,126
$
65,520,626
$
66,600,260
$
67,993,100
$
65,203,649
$
66,585,721
$
LP Capital Invested
41,332
$
315,757
$
32,804
$
135,105
$
56,677
$
243,241
$
540,343
$
Total Capital Invested
39,877
$
329,793
$
32,809
$
141,699
$
56,766
$
252,368
$
561,067
$

Blackstone

Credit
(Dollars in Thousands)
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
FY'15
FY'16
Revenues
Management Fees, Net
Base Management Fees
125,805
$
125,990
$
131,392
$
133,867
$
135,499
$
500,982
$
526,748
$
Transaction and Other Fees, Net
1,565
1,342
1,424
1,823
2,011
6,371
6,600
Management Fee Offsets
(7,585)
(9,658)
(9,982)
(7,091)
(10,781)
(30,065)
(37,512)
Total Management Fees, Net
119,785
117,674
122,834
128,599
126,729
477,288
495,836
Performance Fees
Realized Carried Interest
4,258
-
296
15,644
10,223
96,156
26,163
Realized Incentive Fees
33,158
21,697
23,515
21,866
33,221
109,396
100,299
Unrealized Carried Interest
(118,721)
(14,779)
87,295
75,093
59,344
(198,820)
206,953
Unrealized Incentive Fees
(9,193)
270
1,029
5,689
2,429
(19,967)
9,417
Total Performance Fees
(90,498)
7,188
112,135
118,292
105,217
(13,235)
342,832
Investment Income (Loss)
Realized
491
(2,974)
11,330
(328)
2,976
7,186
11,004
Unrealized
(15,728)
(17,561)
8,412
12,875
7,195
(16,258)
10,921
Total Investment Income (Loss)
(15,237)
(20,535)
19,742
12,547
10,171
(9,072)
21,925
Interest Income and Dividend Revenue
6,957
6,748
7,428
6,769
7,344
24,599
28,289
Other
1,717
(1,364)
1,795
(28)
9,171
5,171
9,574
Total Revenues
22,724
109,711
263,934
266,179
258,632
484,751
898,456
Expenses
Compensation
41,864
52,382
55,691
47,614
46,400
190,189
202,087
Performance Fee Compensation
Realized Carried Interest
2,259
-
194
7,267
4,989
52,841
12,450
Realized Incentive Fees
15,598
10,127
10,626
10,770
15,091
50,113
46,614
Unrealized Carried Interest
(61,651)
(6,998)
41,257
39,681
30,005
(107,000)
103,945
Unrealized Incentive Fees
(4,421)
485
(333)
2,722
1,096
(8,395)
3,970
Total Compensation and Benefits
(6,351)
55,996
107,435
108,054
97,581
177,748
369,066
Other Operating Expenses
23,353
26,220
29,464
28,016
36,611
93,626
120,311
Total Expenses
17,002
82,216
136,899
136,070
134,192
271,374
489,377
Economic Income
5,722
$
27,495
$
127,035
$
130,109
$
124,440
$
213,377
$
409,079
$
Total Assets Under Management
79,081,252
$
78,656,291
$
84,749,076
$
89,327,781
$
93,277,145
$
79,081,252
$
93,277,145
$
Fee-Earning Assets Under Management
61,684,380
$
62,094,760
$
64,820,990
$
66,189,763
$
68,961,656
$
61,684,380
$
68,961,656
$
Weighted Average Fee-Earning AUM
60,598,308
$
61,584,275
$
63,656,504
$
65,648,573
$
68,177,879
$
60,444,233
$
64,772,873
$
LP Capital Invested
2,496,709
$
586,935
$
699,516
$
588,389
$
1,380,009
$
3,783,265
$
3,254,849
$
Total Capital Invested
2,601,675
$
568,731
$
822,172
$
605,383
$
1,416,913
$
4,083,999
$
3,413,199
$

Blackstone

Financial Advisory
Note: On October 1, 2015, Blackstone spun-off its Financial Advisory businesses, which did not include Blackstone’s capital markets services business. The results of Blackstone’s capital markets services business have been reclassified from the Financial Advisory segment to the Private Equity segment. All prior periods have been recast to reflect this reclassification.
(Dollars in Thousands)
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
FY'15
FY'16
Revenues
Advisory Fees
-
$
-
$
-
$
-
$
-
$
297,570
$
-
$
Transaction and Other Fees, Net
-
-
-
-
-
162
-
Total Advisory and Transaction Fees
-
-
-
-
-
297,732
-
Investment (Loss)
Realized
-
-
-
-
-
(868)
-
Unrealized
-
-
-
-
-
(39)
-
Total Investment (Loss)
-
-
-
-
-
(907)
-
Interest Income and Dividend Revenue
-
-
-
-
-
12,520
-
Other
-
-
-
-
-
(1,303)
-
Total Revenues
-
-
-
-
-
308,042
-
Expenses
Compensation
-
-
-
-
-
180,917
-
Total Compensation and Benefits
-
-
-
-
-
180,917
-
Other Operating Expenses
-
-
-
-
-
62,326
-
Total Expenses
-
-
-
-
-
243,243
-
Economic Income
-
$
-
$
-
$
-
$
-
$
64,799
$
-
$

Blackstone

Unitholder Distribution
A
detailed
description
of
Blackstone’s
distribution
policy
and
the
definition
of
Distributable
Earnings
can
be
found
on
page
32,
Definitions
and
Distribution
Policy.
DE
before
Certain
Payables
represents
Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding
(page
31, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’
share was $52 million for 4Q’16
and $169 million for FY’16.
Generated
$0.55
of
Distributable
Earnings
per
common
unit
during
the
quarter,
up
15%
from
the
prior
quarter,
bringing
the
full
year
amount
to
$1.78
per
common
unit.
Declared
a
quarterly
distribution
of
$0.47
per
common
unit
to
record
holders
as
of
February
6,
2017;
payable
on
February
13,
2017.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
vs. 4Q'15
FY'15
FY'16
vs. FY'15
Distributable Earnings
878,027
$
387,967
$
503,459
$
593,028
$
691,833
$
(21)%
3,843,688
$
2,176,287
$
(43)%
Add: Other Payables Attributable
to Common Unitholders
26,918
-
10,438
30,576
41,304
53%
34,206
82,318
141%
DE before Certain Payables
904,945
387,967
513,897
623,604
733,137
(19)%
3,877,894
2,258,605
(42)%
Percent to Common Unitholders
54%
54%
54%
54%
55%
54%
55%
DE before Certain Payables Attributable
to Common Unitholders
487,075
210,286
279,357
339,837
402,677
(17)%
2,075,705
1,232,157
(41)%
Less: Other Payables Attributable
to Common Unitholders
(26,918)
-
(10,438)
(30,576)
(41,304)
53%
(34,206)
(82,318)
141%
DE Attributable to Common Unitholders
460,157
210,286
268,919
309,261
361,373
(21)%
2,041,499
1,149,839
(44)%
DE per Common Unit
0.72
$
0.33
$
0.42
$
0.48
$
0.55
$
(24)%
3.23
$
1.78
$
(45)%
Less: Retained Capital per Common Unit
(0.11)
$
(0.05)
$
(0.06)
$
(0.07)
$
(0.08)
$
(27)%
(0.50)
$
(0.26)
$
(48)%
Actual Distribution per Common Unit
0.61
$
0.28
$
0.36
$
0.41
$
0.47
$
(23)%
2.73
$
1.52
$
(44)%
Record Date
Feb 6, 2017
Payable Date
Feb 13, 2017

Blackstone

4Q’16
Total AUM Rollforward
(Dollars in Millions)
FY’16 Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'15
94,280
$
93,918
$
69,105
$
79,081
$
336,385
$
Inflows
16,868

19,047

10,783

22,963

69,661

Outflows
(1,545)

(501)

(9,872)

(6,514)

(18,432)

Realizations
(14,222)

(17,926)

(437)

(6,674)

(39,259)

Net Inflows
1,101

621

474

9,775

11,970

Market Activity
4,812

7,425

1,540

4,421

18,199

4Q'16
100,193
$
101,964
$
71,120
$
93,277
$
366,553
$
YoY Increase
6%
9%
3%
18%
9%
Credit
Total
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: U.S. core+ funds ($904 million); BREDS ($610 million); fifth European opportunistic fund ($379 million); recycled capital from BREP opportunistic funds ($265 million) and BREDS ($144 million).
Realizations: BREP opportunistic funds ($2.7 billion); BREDS ($613 million); BREP co-investment ($247 million).
Market Activity:
Carrying value increases of 4.6% and 2.0% within the opportunistic and core+ funds, respectively.
Inflows: Customized solutions ($1.3 billion); commingled products ($1.0 billion); individual investor and specialized solutions ($857 million).
Outflows:
Commingled products ($1.4 billion); individual investor and specialized solutions ($934 million); customized solutions
($869 million).
Market Activity:
BAAM’s Principal Solutions Composite up 2.3% gross (2.1% net) during the quarter.
Inflows: New mezzanine co-invest fund ($2.9 billion); five new CLOs ($2.6 billion); Long Only ($1.4 billion); BDCs ($549 million).
Outflows: Long Only ($694 million); Hedge fund strategies ($303 million).
Inflows: Tactical Opportunities ($1.6 billion); Core Private Equity ($447 million); BCP co-investment ($380 million); Strategic Partners
($366
million); Total Alternatives Solution ($304 million).
Realizations: Corporate Private Equity funds ($2.5 billion); Strategic Partners ($669 million); Tactical Opportunities ($455 million).
Market Activity: Corporate Private Equity funds ($1.2 billion); Tactical Opportunities ($176 million).
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'16
99,722
$
101,877
$
70,114
$
89,328
$
361,040
$
Inflows
3,160
2,315
3,152
8,051
16,677
Outflows
(427)
(64)
(3,186)
(2,499)
(6,175)
Realizations
(3,820)
(3,644)
(234)
(2,306)
(10,005)
Net Inflows (Outflows)
(1,087)
(1,394)
(268)
3,246
497
Market Activity
1,557
1,481
1,275
703
5,016
4Q'16
100,193
$
101,964
$
71,120
$
93,277
$
366,553
$
QoQ Increase
0%
0%
1%
4%
2%
Credit
Total

Blackstone

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
4Q’16 Fee-Earning AUM Rollforward
(Dollars in Millions)
FY’16 Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: Fifth European opportunistic fund ($7.2 billion); BPP ($1.9 billion); BREDS ($1.4 billion).
Outflows:
Investment period ended for BREP Europe IV ($2.0 billion).
Realizations: BREDS ($1.0 billion); BREP opportunistic funds ($957 million).
Inflows: Customized solutions ($1.2 billion); commingled products ($1.0 billion); individual investor and specialized solutions ($603 million).
Outflows:
Commingled products ($1.3 billion); individual investor and specialized solutions ($934 million); customized solutions
($869 million).
Inflows: Five new CLOs ($2.6 billion); Long Only ($1.3 billion); Rescue lending ($689 million); BDCs ($549 million); Mezzanine strategies
($508 million).
Outflows: Long Only ($694 million); Hedge fund strategies ($324 million).
Realizations: Capital returned to investors for CLOs outside investment periods ($967 million); Rescue lending ($408 million); dividends from
BDCs ($242 million); Mezzanine strategies ($204 million).
Inflows:
Tactical Opportunities ($1.2 billion); Strategic Partners ($424 million); Total Alternatives Solution ($290 million);
Corporate Private Equity funds ($197 million).
Realizations: Corporate Private Equity  funds ($1.1 billion); Strategic Partners ($748 million); Tactical Opportunities ($249 million).
Fee-Earning Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'16
69,348
$
65,785
$
66,435
$
66,190
$
267,758
$
Inflows
2,137
10,718
2,797
5,852
21,503
Outflows
(278)
(2,029)
(3,111)
(1,508)
(6,926)
Realizations
(2,165)
(2,128)
(223)
(1,945)
(6,462)
Net Inflows (Outflows)
(307)
6,561
(536)
2,398
8,116
Market Activity
72
(316)
1,089
374
1,219
4Q'16
69,113
$
72,030
$
66,988
$
68,962
$
277,093
$
QoQ Increase (Decrease)
(0)%
9%
1%
4%
3%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
4Q'15
51,451
$
67,345
$
65,665
$
61,684
$
246,146
$
Inflows
28,918
14,230
10,132
15,045
68,326
Outflows
(3,154)
(2,180)
(9,744)
(4,757)
(19,835)
Realizations
(8,193)
(8,019)
(417)
(5,818)
(22,447)
Net Inflows (Outflows)
17,570
4,031
(28)
4,470
26,043
Market Activity
92
654
1,350
2,807
4,903
4Q'16
69,113
$
72,030
$
66,988
$
68,962
$
277,093
$
YoY Increase
34%
7%
2%
12%
13%
Credit
Total

Blackstone

Net Accrued Performance Fees
$3.5
billion
Net Accrued Performance Fees at 4Q’16
$2.91
per unit
Net Accrued Performance Fees at 4Q’16
Net Accrued Performance Fees
(Dollars in Millions, Except per Unit Data)
3Q'16
4Q'16
4Q'16 Per Unit
QoQ Change
Private Equity
BCP IV Carried Interest
158
$
186
$
0.16
$
28
$
BCP V Carried Interest
306
323
0.27
17
BCP VI Carried Interest
484
548
0.46
64
BEP I Carried Interest
70
71
0.06
1
BEP II Carried Interest
-
2
-
2
Tactical Opportunities Carried Interest
79
83
0.07
4
BTAS Carried Interest
10
17
0.01
7
Strategic Partners Carried Interest
35
34
0.03
(1)
Other Carried Interest
2
4
-
2
Total Private Equity
1,144
$
1,268
$
1.06
$
124
$
Real Estate
BREP IV Carried Interest
8
8
0.01
-
BREP V Carried Interest
331
300
0.25
(31)
BREP VI Carried Interest
488
510
0.43
22
BREP VII Carried Interest
551
504
0.42
(47)
BREP VIII Carried Interest
132
143
0.12
11
BREP Europe III Carried Interest
152
140
0.12
(12)
BREP Europe IV Carried Interest
150
184
0.15
34
BREP Asia Carried Interest
102
79
0.07
(23)
BPP Carried Interest
52
57
0.05
5
BPP Incentive Fees
28
34
0.03
6
BREDS Carried Interest
14
16
0.01
2
BREDS Incentive Fees
2
4
-
2
Asia Platform Incentive Fees
7
7
0.01
-
Total Real Estate
2,017
$
1,986
$
1.67
$
(31)
$
Hedge Fund Solutions
Incentive Fees
15
24
0.02
9
Total Hedge Fund Solutions
15
$
24
$
0.02
$
9
$
Credit
Carried Interest
139
168
0.14
29
Incentive Fees
20
24
0.02
4
Total Credit
159
$
192
$
0.16
$
33
$
Total Blackstone
Carried Interest
3,263
3,377
2.83
114
Incentive Fees
72
93
0.08
21
Net Accrued Performance Fees
3,335
$
3,470
$
2.91
$
135
$
Memo: Net Realized Performance Fees
85
$
119
$
0.10
$
35
$
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q.
Net Realized Performance Fees are included in DE. Net Realized Performance Fees represents Performance Fees realized, but not yet distributed as of the reporting date and included in the Net Accrued Performance Fee balance. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units Outstanding (see page 31, Unit Rollforward).

Blackstone

Investment
Records
as
of
December
31,
2016
(a)
Continued...
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
24,575
22,632
1.8x
-
2,951,018
1.4x
2,973,650
1.4x
6%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
216,926
1,460,777
1.3x
46%
19,952,530
3.1x
21,413,307
2.8x
41%
36%
BCP V (Dec 2005 / Jan 2011)
21,017,433
1,253,663
5,957,077
1.7x
72%
31,821,687
1.9x
37,778,764
1.9x
9%
8%
BCP VI (Jan 2011 / May 2016)
15,189,353
1,776,532
15,854,868
1.4x
22%
3,942,475
1.8x
19,797,343
1.5x
32%
11%
BEP I (Aug 2011 / Feb 2015)
2,436,078
187,672
2,659,738
1.4x
29%
829,913
1.9x
3,489,651
1.5x
42%
13%
BEP II (Feb 2015 / Feb 2021)
4,951,351
4,089,146
641,600
1.4x
-
-
n/a
641,600
1.4x
n/a
36%
BCP VII (May 2016 / May 2022)
18,898,630
18,254,809
370,284
1.1x
-
-
n/a
370,284
1.1x
n/a
n/m
Total Corporate Private Equity
77,590,960
$
25,803,323
$
26,966,976
$
1.4x
34%
73,680,868
$
2.2x
100,647,844
$
1.9x
18%
15%
Tactical Opportunities
13,447,861
6,215,643
7,824,565
1.2x
6%
2,247,290
1.5x
10,071,855
1.2x
26%
11%
Tactical Opportunities Co-Investment and Other
2,873,160
1,056,397
1,752,248
1.1x
-
308,807
1.4x
2,061,055
1.1x
n/a
9%
Strategic Partners I-V and Co-Investment (e)
12,143,335
2,018,981
3,120,054
n/m
-
14,058,294
n/m
17,178,348
1.5x
n/a
13%
Strategic Partners VI LBO, RE and SMA (e)
7,402,171
2,505,871
3,532,679
n/m
-
1,009,080
n/m
4,541,759
1.3x
n/a
24%
Strategic Partners VII (e)
7,489,970
6,822,033
374,012
n/m
-
-
n/a
374,012
1.0x
n/a
n/m
BCEP (f)
3,871,770
3,871,770
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Other Funds and Co-Investment (g)
1,799,293
760,624
45,093
0.9x
77%
618,429
1.0x
663,522
1.0x
n/m
n/m
Real Estate
Dollar
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,614
2.1x
2,531,614
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,330,406
2.4x
3,330,406
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
374,698
0.5x
28%
4,160,509
2.2x
4,535,207
1.7x
31%
12%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
2,771,759
2.2x
24%
10,308,751
2.3x
13,080,510
2.3x
12%
11%
BREP VI (Feb 2007 / Aug 2011)
11,060,444
554,233
6,109,036
2.4x
68%
20,486,220
2.4x
26,595,256
2.4x
14%
13%
BREP VII (Aug 2011 / Apr 2015)
13,493,022
2,291,266
14,296,739
1.6x
-
10,966,655
1.9x
25,263,394
1.7x
29%
19%
BREP VIII (Apr 2015 / Oct 2020)
16,152,228
10,654,202
7,015,649
1.3x
1%
1,753,982
1.2x
8,769,631
1.3x
17%
19%
Total Global BREP
51,686,275
$
13,499,701
$
30,567,881
$
1.6x
16%
55,211,035
$
2.2x
85,778,916
$
1.9x
20%
16%
Euro
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,369,016
€
2.1x
1,369,016
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008)
1,629,748
-
577,893
1.3x
70%
1,772,031
1.9x
2,349,924
1.7x
8%
6%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,140
476,226
2,847,028
1.8x
-
2,920,752
2.2x
5,767,780
2.0x
23%
16%
BREP Europe IV (Sep 2013 / Dec 2016)
6,726,403
1,677,028
7,449,000
1.4x
3%
893,829
1.5x
8,342,829
1.4x
24%
14%
BREP Europe V (Dec 2016 / Jun 2022)
6,588,051
6,688,769
133,800
1.0x
-
-
n/a
133,800
1.0x
n/a
n/a
Total Euro BREP
18,973,514
€
8,842,023
€
11,007,721
€
1.4x
6%
6,955,628
€
2.0x
17,963,349
€
1.6x
16%
13%
BREP Co-Investment (h)
6,819,065
$
146,573
$
3,997,959
$
1.8x
40%
9,162,086
$
2.1x
13,160,045
$
2.0x
17%
16%
BREP Asia (Jun 2013 / Dec 2017)
5,084,905
3,054,509
2,931,392
1.4x
1%
1,373,173
1.6x
4,304,565
1.5x
17%
17%
Total BREP
86,954,232
$
25,999,938
$
51,144,228
$
1.5x
15%
74,961,402
$
2.1x
126,105,630
$
1.8x
19%
16%
BPP (i)
13,027,535
$
2,394,321
$
12,533,099
$
1.2x
-
107,286
$
1.9x
12,640,385
$
1.2x
36%
13%
BREDS (j)
11,576,788
$
6,996,094
$
2,352,803
$
1.2x
-
6,632,401
$
1.3x
8,985,204
$
1.3x
13%
11%

Blackstone

Investment
Records
as
of
December
31,
2016
(a)
–
Continued
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net
Internal
Rate
of
Return
(“IRR”)
represents
the
annualized
inception
to
December
31,
2016
IRR
on
total
invested
capital
based
on
realized
proceeds
and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Realizations
are
treated
as
return
of
capital
until
fully
recovered
and
therefore
unrealized
and
realized
MOICs
are
not
meaningful.
(f)
BCEP, or Blackstone Core Equity Partners, is a core private equity fund which invests with a more modest risk profile and longer hold period.
(g)
Returns for Other Funds and Co-Investment are not meaningful as these funds have limited transaction activity.
(h)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-
investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(i)
BPP represents the core+ real estate funds which invest with a more modest risk profile and lower leverage.
(j)
Excludes Capital Trust drawdown funds.
(k)
BSCH,
or
Blackstone
Strategic
Capital
Holdings,
is
a
permanent
capital
vehicle
focused
on
acquiring
strategic
minority
positions
in
alternative
asset
managers.
(l)
Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the seven credit drawdown funds presented.
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (k)
3,300,600
$
2,630,702
$
677,437
$
1.0x
-
88,515
$
n/a
765,952
$
1.2x
n/a
3%
BSCH Co-Investment
75,500
31,237
44,495
1.0x
-
1,427
n/a
45,922
1.0x
n/a
0%
Total Hedge Fund Solutions
3,376,100
$
2,661,939
$
721,932
$
1.0x
-
89,942
$
n/a
811,874
$
1.2x
n/a
2%
Credit (l)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
99,280
$
194,993
$
1.4x
-
4,635,213
$
1.6x
4,830,206
$
1.6x
n/a
17%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
990,002
3,354,761
1.1x
-
2,177,780
1.5x
5,532,541
1.2x
n/a
13%
Mezzanine III (Sep 2016 / Sep 2021)
6,639,133
6,331,744
316,601
1.0x
-
-
n/a
316,601
1.0x
n/a
n/m
Rescue Lending I (Sep 2009 / May 2013)
3,253,143
400,900
1,096,764
1.1x
-
4,826,251
1.5x
5,923,015
1.4x
n/a
11%
Rescue Lending II (Jun 2013 / Jun 2018)
5,125,000
2,072,032
3,703,422
1.2x
-
551,534
1.2x
4,254,956
1.2x
n/a
18%
Energy Select Opportunities (Nov 2015 / Nov 2018)
2,856,866
2,541,537
438,805
1.2x
-
158,347
1.6x
597,152
1.3x
n/a
36%
Euro
European Senior Debt Fund (Feb 2015 / Feb 2018)
1,964,689
€
2,960,224
€
855,997
€
1.0x
-
142,288
€
1.2x
998,285
€
1.0x
n/a
0%
Total Credit
26,260,552
$
15,567,412
$
10,011,237
$
1.1x
-
12,506,594
$
1.5x
22,517,831
$
1.3x
n/a
14%

Blackstone

Reconciliation of GAAP to Non-GAAP Measures
Notes on page 26.
(Dollars in Thousands)
4Q'15
1Q'16
(m)
2Q'16
3Q'16
4Q'16
FY'15
FY'16
Net Income Attributable to The Blackstone Group L.P.
200,870
$
159,753
$
198,626
$
312,905
$
367,951
$
709,789
$
1,039,235
$
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings
150,734
131,202
201,805
285,267
342,010
683,516
960,284
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
40,717
40,086
64,729
82,653
58,684
219,900
246,152
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
2,358
(6,401)
(2,049)
10,764
1,663
11,145
3,977
Net Income
394,679
$
324,640
$
463,111
$
691,589
$
770,308
$
1,624,350
$
2,249,648
$
Provision for Taxes
46,230
9,146
47,415
27,714
48,087
190,398
132,362
Income Before Provision for Taxes
440,909
$
333,786
$
510,526
$
719,303
$
818,395
$
1,814,748
$
2,382,010
$
Transaction-Related Charges
(a)
(15,279)
64,136
69,956
60,029
70,816
489,563
264,937
Amortization of Intangibles
(b)
23,287
23,208
23,208
22,054
15,996
104,530
84,466
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(43,075)
(33,685)
(62,680)
(93,417)
(60,347)
(231,045)
(250,129)
Economic Income
405,842
$
387,445
$
541,010
$
707,969
$
844,860
$
2,177,796
$
2,481,284
$
Taxes
(d)
29,849
(16,794)
(21,234)
(20,985)
(33,250)
(27,527)
(92,263)
Economic Net Income
435,691
$
370,651
$
519,776
$
686,984
$
811,610
$
2,150,269
$
2,389,021
$
Taxes
(d)
(29,849)
16,794
21,234
20,985
33,250
27,527
92,263
Performance Fee Adjustment
(e)
(194,026)
(314,065)
(449,372)
(672,646)
(741,903)
(1,798,077)
(2,177,986)
Investment (Income) Loss Adjustment
(f)
11,435
26,650
(59,771)
(87,887)
(99,282)
(52,849)
(220,290)
Net Interest Loss
(g)
11,846
13,351
13,546
14,184
10,542
44,181
51,623
Performance Fee Compensation and Benefits Adjustment
(h)
75,782
106,075
180,723
267,415
313,809
564,560
868,022
Fee Related Earnings
310,879
$
219,456
$
226,136
$
229,035
$
328,026
$
935,611
$
1,002,653
$
Net Realized Performance Fees
(i)
505,540
186,733
250,265
350,454
325,514
2,520,876
1,112,966
Realized Investment Income (Loss)
(j)
86,993
(10,101)
53,670
60,634
95,666
418,808
199,869
Net Interest (Loss)
(g)
(11,846)
(13,351)
(13,546)
(14,184)
(10,542)
(44,181)
(51,623)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
(25,819)
(16,794)
(31,588)
(51,089)
(67,678)
(90,470)
(167,149)
Equity-Based Compensation
(l)
12,280
22,024
18,522
18,178
20,847
103,044
79,571
Distributable Earnings
878,027
$
387,967
$
503,459
$
593,028
$
691,833
$
3,843,688
$
2,176,287
$
Interest Expense
46,511
48,432
48,779
47,265
53,030
175,782
197,506
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
25,819
16,794
31,588
51,089
67,678
90,470
167,149
Depreciation and Amortization
6,852
6,292
6,331
7,338
12,010
27,213
31,971
Adjusted EBITDA
957,209
$
459,485
$
590,157
$
698,720
$
824,551
$
4,137,153
$
2,572,913
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 32, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d)
Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss)
Before Provision for Taxes.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(h)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto. Equals the sum of Net Realized Incentive Fees and Net Realized Carried Interest.
(j)
Represents the adjustment for Blackstone’s Realized Investment Income (Loss).
(k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the total GAAP tax provision adjusted to include only the current tax provision (benefit)
calculated on Income (Loss) Before Provision for Taxes and the Payable Under Tax
Receivable Agreement.
(l)
Represents equity-based award expense included in EI, which excludes all transaction-related equity-based charges.
(m)
Blackstone adopted new GAAP stock compensation guidance in 2Q’16 as of January 1, 2016. Adoption changed Provision for Taxes,
Net Income, Net Income Attributable to The Blackstone Group L.P. and the number of GAAP Weighted-Average Units
Outstanding
-
Diluted in 1Q’16. Such amounts have been recast in this presentation from the amounts originally reported in 1Q’16.

Blackstone

Reconciliation of GAAP to Total Segment Measures
Notes on page 28.
Continued...
(Dollars in Thousands)
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
FY'15
FY'16
Fee Revenues
GAAP
Management and Advisory Fees, Net
648,009
$
608,906
$
607,823
$
596,154
$
630,092
$
2,542,505
$
2,442,975
$
Other
10,260
(5,612)
7,935
(423)
52,853
7,782
54,753
GAAP
658,269
$
603,294
$
615,758
$
595,731
$
682,945
$
2,550,287
$
2,497,728
$
Elimination Adjustment
(a)
1,662
3,659
5,008
5,524
5,786
23,118
19,977
Segment
Management and Advisory Fees, Net
649,691
613,201
612,220
601,680
635,892
2,564,905
2,462,993
Other
10,240
(6,248)
8,546
(425)
52,839
8,500
54,712
Total Segment
659,931
$
606,953
$
620,766
$
601,255
$
688,731
$
2,573,405
$
2,517,705
$
Performance Fees
GAAP
193,361
314,493
449,243
671,032
741,563
1,796,666
2,176,331
Elimination Adjustment
(a)
665
(428)
129
1,614
340
1,411
1,655
Total Segment
194,026
$
314,065
$
449,372
$
672,646
$
741,903
$
1,798,077
$
2,177,986
$
Investment Income (Loss)
GAAP
20,961
(8,508)
105,139
143,103
116,317
204,642
356,051
Consolidation and Elimination Adjustment
(b)
(32,396)
(18,142)
(45,368)
(55,216)
(17,035)
(151,793)
(135,761)
Total Segment
(11,435)
$
(26,650)
$
59,771
$
87,887
$
99,282
$
52,849
$
220,290
$
Interest and Dividend Revenue
GAAP
24,828
23,075
22,286
21,819
28,544
94,957
95,724
Elimination Adjustment
(c)
9,837
12,006
12,947
11,262
13,944
36,644
50,159
Total Segment
34,665
$
35,081
$
35,233
$
33,081
$
42,488
$
131,601
$
145,883
$
Total Revenues
GAAP
897,419
932,354
1,192,426
1,431,685
1,569,369
4,646,552
5,125,834
Consolidation and Elimination Adjustment
(d)
(20,232)
(2,905)
(27,284)
(36,816)
3,035
(90,620)
(63,970)
Total Segment
877,187
$
929,449
$
1,165,142
$
1,394,869
$
1,572,404
$
4,555,932
$
5,061,864
$
Compensation
GAAP
299,958
346,003
355,424
329,634
304,347
1,726,191
1,335,408
Consolidation Adjustment
(e)
(59,504)
(58,600)
(69,269)
(61,039)
(63,284)
(536,972)
(252,192)
Total Segment
240,454
$
287,403
$
286,155
$
268,595
$
241,063
$
1,189,219
$
1,083,216
$

Blackstone

Reconciliation
of
GAAP
to
Total
Segment
Measures
–
Continued
This analysis reconciles the summarized components of Total Segments (pages 3-7) to their respective Total Segment amounts (page 13) and to their equivalent GAAP measures
as
reported
on
the
Consolidated
Statements
of
Operations
(page
1).
(a)
Represents the add back of the management and performance fees earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(b)
Represents the add back of investment income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation
and
the
inclusion
of
investment
income
on
non-consolidated
Blackstone
Funds
which
in
GAAP
is
recorded
as
Other
Income
(Loss)
-
Net
Gains
(Losses) from Fund Investment Activities.
(c)
Represents the elimination of inter-segment interest income and the related expense.
(d)
Represents the total consolidation and elimination adjustments for Total Revenues and Total Expenses, respectively.
(e)
Represents transaction-based equity compensation that is not recorded in the segments.
(f)
Represents the add back for the amortization of transaction based intangibles, which is not recorded in the segments, and the elimination of inter-segment interest expense.
(g)
Represents the reversal of Fund Expenses which are attributable to consolidated Blackstone Funds and not a component of the segments.
(h)
Represents the inclusion of Other Income (Loss) which is a consolidation amount not recorded in the segments.
(i)
Represents the total consolidation and elimination adjustment between GAAP and Total Segments.
(Dollars in Thousands)
4Q'15
1Q'16
2Q'16
3Q'16
4Q'16
FY'15
FY'16
Other Operating Expenses
GAAP
General, Administrative and Other
139,607
$
123,045
$
130,988
$
124,322
$
141,954
$
576,103
$
520,309
$
Interest Expense
38,878
37,356
36,878
37,278
41,142
144,522
152,654
GAAP
178,485
$
160,401
$
167,866
$
161,600
$
183,096
$
720,625
$
672,963
$
Consolidation
and
Elimination
Adjustment
(f)
(23,376)
(11,875)
(10,612)
(10,710)
(10,424)
(96,268)
(43,621)
Total Segment
155,109
$
148,526
$
157,254
$
150,890
$
172,672
$
624,357
$
629,342
$
Total Expenses
GAAP
556,878
617,710
712,603
773,777
824,484
3,090,875
2,928,574
Less:
GAAP
Fund
Expenses
(g)
(2,654)
(5,229)
(8,592)
(15,128)
(23,232)
(79,499)
(52,181)
Consolidation
and
Elimination
Adjustment
(d)
(82,879)
(70,477)
(79,879)
(71,749)
(73,708)
(633,240)
(295,813)
Total Segment
471,345
$
542,004
$
624,132
$
686,900
$
727,544
$
2,378,136
$
2,580,580
$
GAAP Income (Loss) Before Provision for Taxes to Total Segment Economic Income
GAAP
Revenues Less Expenses
340,541
314,644
479,823
657,908
744,885
1,555,677
2,197,260
Other
Income
(h)
100,368
19,142
30,703
61,395
73,510
259,071
184,750
Income Before Provision for Taxes
440,909
333,786
510,526
719,303
818,395
1,814,748
2,382,010
Consolidation
and
Elimination
Adjustment
(i)
(35,067)
53,659
30,484
(11,334)
26,465
363,048
99,274
Total Segment
405,842
$
387,445
$
541,010
$
707,969
$
844,860
$
2,177,796
$
2,481,284
$

Fee Earnings
Distributable Earnings
Economic Net Income

Blackstone

Walkdown of Financial Metrics
See page 30, Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page
13,
Total
Segments.
4Q’16
Fee
Related
Earnings
per
Unit
is
based
on
end
of
period
DE
Units
Outstanding;
4Q’16
DE
per
Unit
is
based
on
DE
attributable
to
Common
Unitholders
(see
page
19,
Unitholder Distribution) and end of period Total Common Units Outstanding; and 4Q’16 ENI per Unit is based on Weighted-Average ENI Adjusted Units. FY’16 per Unit represents the sum of the last four quarters. See page 31, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
4Q'16
FY'16
Results
Per Unit
Results
Per Unit
Base Management Fees
623,571
$
2,397,779
$
Advisory Fees
343
3,207
Transaction and Other Fees, Net
35,275
141,651
Management Fee Offsets
(23,297)
(79,644)
Other Revenue
52,839
54,712
Compensation
(241,063)
(1,083,216)
Non-Interest Operating Expenses
(119,642)
(431,836)
Fee Related Earnings
328,026
$
0.28
$
1,002,653
$
0.84
$
Net Realized Incentive Fees
50,707
94,005
Net Realized Carried Interest
274,807
1,018,961
Realized Investment Income
95,666
199,869
Net Interest (Loss)
(10,542)
(51,623)
Taxes and Related Payables
(67,678)
(167,149)
Equity-Based Compensation
20,847
79,571
Distributable Earnings
691,833
$
0.55
$
2,176,287
$
1.78
$
Net Unrealized Incentive Fees
961
28,595
Net Unrealized Carried Interest
101,619
168,403
Unrealized Investment Income
3,616
20,421
Add Back: Related Payables
34,428
74,886
Less: Equity-Based Compensation
(20,847)
(79,571)
Economic Net Income
811,610
$
0.68
$
2,389,021
$
2.00
$

Blackstone

Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents equity-based award expense included in Economic Income, which excludes all transaction-related equity-based charges.
(b)
See page 25, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
4Q'16
FY'16
Other Operating Expenses
172,672
$
629,342
$
Less: Interest Expense
(53,030)
(197,506)
Non-Interest Operating Expenses
119,642
$
431,836
$
Realized Incentive Fees
83,993
172,101
Less: Realized Incentive Fee Compensation
(33,286)
(78,096)
Net Realized Incentive Fees
50,707
$
94,005
$
Realized Carried Interest
416,250
1,474,915
Less: Realized Carried Interest Compensation
(141,443)
(455,954)
Net Realized Carried Interest
274,807
$
1,018,961
$
Interest Income and Dividend Revenue
42,488
145,883
Less: Interest Expense
(53,030)
(197,506)
Net Interest (Loss)
(10,542)
$
(51,623)
$
Equity-Based Compensation
(a)
20,847
$
79,571
$
Taxes and Related Payables
(b)
(67,678)
$
(167,149)
$
Unrealized Incentive Fees
2,450
49,729
Less: Unrealized Incentive Fee Compensation
(1,489)
(21,134)
Net Unrealized Incentive Fees
961
$
28,595
$
Unrealized Carried Interest
239,210
481,241
Less: Unrealized Carried Interest Compensation
(137,591)
(312,838)
Net Unrealized Carried Interest
101,619
$
168,403
$
Related Payables
(c)
34,428
$
74,886
$

Blackstone

Unit Rollforward
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable
Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
(a)
See
page
26
note
(m)
for
information
on
the
1Q’16
GAAP
Weighted-Average
Units
Outstanding
-
Diluted.
4Q'15
1Q'16
(a)
2Q'16
3Q'16
4Q'16
Total GAAP Weighted-Average Common Units Outstanding - Basic
641,134,086

644,897,849

646,933,698

650,917,510

655,074,617

Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
1,794,046

1,332,772

1,309,402

1,495,331

1,643,603

Weighted-Average Blackstone Holdings Partnership Units
547,495,655

-

546,235,112

543,392,474

539,139,078

Total GAAP Weighted-Average Units Outstanding - Diluted
1,190,423,787
646,230,621

1,194,478,212
1,195,805,315
1,195,857,298
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units
-

548,042,780

-

-

-

Weighted-Average Economic Net Income Adjusted Units
1,190,423,787
1,194,273,401
1,194,478,212
1,195,805,315
1,195,857,298
Economic Net Income Adjusted Units, End of Period
1,190,361,741
1,194,083,538
1,194,567,513
1,195,797,124
1,196,223,079
Total Common Units Outstanding
637,410,828

643,789,108

645,810,990

649,587,761

654,833,530

Adjustments:
Blackstone Holdings Partnership Units
546,844,892

543,969,293

542,206,078

542,410,515

537,393,402

Distributable Earnings Units Outstanding
1,184,255,720
1,187,758,401
1,188,017,068
1,191,998,276
1,192,226,932

Blackstone

Definitions and Distribution Policy
Blackstone
discloses
the
following
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment
and
compensation
decisions
across
its
four
segments.
EI
represents
segment
net
income
before
taxes
excluding
transaction-related
charges.
Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, which is derived from EI, as a measure to highlight earnings from operations excluding: (a) the income related to performance fees and related performance fee compensation, (b) income earned from Blackstone’s investments in the Blackstone Funds and (c) net interest income (loss). Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-
based awards, Carried Interest and incentive fee compensation), and (b) non-interest operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone
Holdings
partnerships.
DE
is
intended
to
show
the
amount
of
net
realized
earnings
without
the
effects
of
the
consolidation
of
the
Blackstone
Funds.
DE, which is a component of ENI, is the sum across all segments of: (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue,
(c)
Other
Revenue,
(d)
Realized
Performance
Fees,
and
(e)
Realized
Investment
Income
(Loss);
less
(a)
Compensation,
excluding
the
expense
of
equity-based
awards,
(b)
Realized
Performance
Fee
Compensation,
(c)
Other
Operating
Expenses,
and
(d)
Taxes
and
Related
Payables
Under
the
Tax
Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a supplemental non-GAAP measure derived from segment reported results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a) Interest Expense, (b) Taxes and Related Payables Including Payable Under Tax Receivable Agreement, and (c) Depreciation and
Amortization.
Distribution Policy. Blackstone’s intention is to distribute quarterly to common unitholders approximately 85% of The Blackstone Group L.P.’s share of
Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct
of
its
business,
to
make
appropriate
investments
in
its
business
and
funds,
to
comply
with
applicable
law,
any
of
its
debt
instruments
or
other
agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change its distribution policy at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2015, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.